Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO

MASTER REPURCHASE AND SECURITIES CONTRACT AND AMENDMENT NO. 1 TO FEE AND PRICING LETTER

AMENDMENT NO. 2 TO MASTER REPURCHASE AND SECURITIES CONTRACT AND AMENDMENT NO. 1 TO FEE AND PRICING LETTER, dated as of March 7, 2022 (this “Amendment”) by and between CMTG WF FINANCE LLC, a Delaware limited liability company (“Seller”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Seller and Buyer are parties to that certain Master Repurchase and Securities Contract, dated as of September 29, 2021, by and between Seller and Buyer, as amended by that certain Amendment No. 1 to Master Repurchase and Securities Contract, dated as of January 24, 2022, by and between Seller and Buyer (as amended hereby, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”);

WHEREAS, Seller and Buyer are parties to that certain Fee and Pricing Letter, dated as of September 29, 2021, by and between Seller and Buyer (as amended hereby, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Fee Letter”); and

WHEREAS, Seller and Buyer have agreed, subject to the terms and conditions hereof, that the Repurchase Agreement and Fee Letter shall each be amended as set forth in this Amendment; and Claros Mortgage Trust, Inc. (“Guarantor”) has agreed, subject to the terms and conditions hereof, to make the acknowledgements set forth herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

SECTION 1. Repurchase Agreement Amendments. The Repurchase Agreement is hereby amended as follows:

(a) Article 2 of the Repurchase Agreement is hereby amended by inserting the following defined term:

“Second Amendment Effective Date”: March 7, 2022.

(b) Section 3.06(b) of the Repurchase Agreement is hereby amended by replacing the reference to the amount of “$500,000,000” with “$750,000,000”.

(c) Section 12.06(h) of the Repurchase Agreement is hereby deleted in its entirety.

SECTION 2. Fee Letter Amendments. The defined term “Maximum Amount” in the Fee Letter is hereby amended and restated in its entirety to read as follows:

“Maximum Amount:” As of the Second Amendment Effective Date, $750,000,000, which amount shall not be increased by any Future Funding Transaction or reduced upon the repurchase of any Purchased Assets prior to the earlier to occur of the Revolving Period Expiration Date or the Maturity Date; provided, that on and after the earlier to occur of the Revolving Period Expiration Date and the Maturity Date, the Maximum Amount on any date shall be an amount equal to the sum of (a) the then-current Aggregate Amount Outstanding, and (b) the Applicable Percentage of those remaining future funding obligations that are scheduled in the Confirmation for the related Purchased Assets, as such amounts decline as Future Funding Transactions under Section 3.10 of the Repurchase Agreement are funded, Purchased Assets are repurchased and Margin Deficits are satisfied, all in accordance with the applicable terms of the Repurchase Documents.

SECTION 3. Conditions Precedent. This Amendment and its provisions shall become effective on the first date on which (i) this Amendment is duly executed and delivered by Seller, Guarantor, Pledgor and Buyer and (ii) Buyer receives such other documents as Buyer or counsel to Buyer may reasonably request including, without limitation, a compliance certificate, in each case in form and substance acceptable to Buyer.

SECTION 4. Representations and Warranties. On and as of the date first above written, Seller hereby represents and warrants to Buyer that (a) it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, (b) after giving effect to this Amendment, no Default or Event of Default under the Repurchase Agreement has occurred and is continuing and (c) after giving effect to this Amendment, the representations and warranties contained in the Repurchase Agreement are true and correct in all respects as though made on such date (except for any such representation or warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all respects as of such other date).

SECTION 5. Acknowledgments of Guarantor. Guarantor hereby acknowledges the execution and delivery of this Amendment by Seller and Buyer and agrees that it continues to be bound by that certain Guarantee Agreement, dated as of September 29, 2021, made by Guarantor in favor of Buyer, notwithstanding the execution and delivery of this Amendment and the impact of the changes set forth herein.

SECTION 6. Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement, the Fee Letter and each of the other Repurchase Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the date hereof (a) all references in the Repurchase Agreement to the “Repurchase Documents” shall be deemed to include, in any event, this Amendment, (b) each reference to the “Repurchase Agreement” in any of the Repurchase Documents shall be deemed to be a reference to the Repurchase Agreement, as amended hereby and (c) each reference to the “Fee Letter” in any of the Repurchase Documents shall be deemed to be a reference to the Fee Letter, as amended hereby.

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SECTION 7. No Novation, Effect of Agreement. The parties hereto have entered into this Amendment solely to amend the terms of the Repurchase Agreement and the Fee Letter and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller, Guarantor or any of their respective affiliates (the “Repurchase Parties”) under or in connection with the Repurchase Agreement, the Fee Letter or any of the other Repurchase Documents. It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of the Repurchase Parties under the Repurchase Agreement are preserved and (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect.

SECTION 8. Counterparts. This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (.PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 9. Costs and Expenses. Seller shall pay Buyer’s reasonable third-party out-of-pocket costs and expenses actually incurred in connection with the preparation, negotiation, execution and consummation of this Amendment in accordance with the Repurchase Agreement.

SECTION 10. GOVERNING LAW; SUBMISSION TO JURISDICTION. SECTIONS 18.01 AND 18.02 OF THE REPURCHASE AGREEMENT ARE HEREBY INCORPORATED HEREIN, MUTATIS MUTANDIS, AS IF A PART HEREOF.

SECTION 11. IMPORTANT WAIVERS. THE WAIVERS SET FORTH IN SECTION 18.03 OF THE REPURCHASE AGREEMENT ARE HEREBY INCORPORATED HEREIN, MUTATIS MUTANDIS, AS IF A PART HEREOF.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BUYER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Allen Lewis
Name: Allen Lewis
Title: Managing Director

[Additional Signature Pages Follow]

SELLER:

CMTG WF FINANCE LLC

By:	/s/ J. Michael McGillis
Name: J. Michael McGillis
Title: Authorized Signatory

[Additional Signature Page Follows]

ACKNOWLEDGED:

CLAROS MORTGAGE TRUST, INC.

By:	/s/ J. Michael McGillis
Name: J. Michael McGillis
Title: Authorized Signatory

ACKNOWLEDGED:

CMTG WF FINANCE HOLDCO LLC

By:	/s/ J. Michael McGillis
Name: J. Michael McGillis
Title: Authorized Signatory